UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                 August 4, 2009
                                 --------------

                              MBeach Software, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

              333-159853                       26-3439890
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                   105 Hickory Oak Hollow. Cummings, GA 30040
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               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 358 6954
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

This Form 8-K/A is being filed as Amendment No. 1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2009 ("Original Report"), for the purpose of amending Item 4.01 to disclose that Moore and Associates Chartered ("Moore"), the Registrant's previous independent registered public accounting firm, is no longer registered with the Public Company Accounting Oversight Board ("PCAOB").

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 4, 2009, MBeach Software, Inc., a Florida corporation (the "Registrant"), changed its principal independent accountants. On such date, Moore resigned from serving as the Registrant's independent registered public accounting firm and the Registrant retained Seale & Beers CPAs as its principal independent accountants. The decision to change accountants was approved by the Registrant's Board of Directors.

On August 27, 2009, the Registrant was informed that the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards and Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a PCAOB investigation. You can find a copy of the order at http://www.pcaobus.org/Enforcement/Disciplinary_Proceedings /2009/08-27_Moore.pdf.

The Resignation of Moore
------------------------

Moore was the independent registered public accounting firm for the Registrant's from April 24, 2009 (inception) until August 3, 2009. None of Moore's reports on the Registrant's financial statements from April 24, 2009 (inception) until April 30, 2009 and for the period since then until July 30, 2009 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moore, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Moore served as the Registrant's principal independent accountants.

However, the report of Moore, dated May 18, 2009, on our consolidated financial statements as of and for the year ended April 30, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern for the period April 24, 2009 (inception) to the fiscal year ended April 30, 2009.

The Registrant has provided Moore with a copy of this disclosure and has requested that Moore furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. Moore has informed us that at the recommendation of legal counsel, it will not be providing a revised letter to be filed as Exhibit 16.1 to this Current Report.

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

The Engagement of Seale & Beers CPAs
------------------------------------

Prior to August 6, 2009, the date that Seale & Beers CPAs was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Seale & Beers CPAs regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Seale & Beers CPAs that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Seale & Beers CPAs regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-X and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-X

Due to the PCAOB revocation of Moore's registration, the Company has asked Seale & Beers CPAs, to re-audit the Company's financial statements for the year ended April 30, 2009. Our new PCAOB registered firm, Seale and Beers CPAs, has completed the re-audit of the necessary periods.

The Registrant will not use the Securities and Exchange Commission's comment process as a defense in any securities related litigation against the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MBeach Software, Inc.

Date:  September 23, 2009              By: /s/ William Gaffney
                                           -------------------
                                           William Gaffney
                                           President and Chief Executive Officer

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